(j)(2)

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

ING Investors Trust

We consent to the use of our report dated February 24, 2011, incorporated herein by reference, to ING Artio Foreign Portfolio, ING BlackRock Health Sciences Opportunities Portfolio, ING BlackRock Inflation Protected Bond Portfolio, ING BlackRock Large Cap Growth Portfolio, ING Clarion Global Real Estate Portfolio, ING Clarion Real Estate Portfolio, ING FMRSM Diversified Mid Cap Portfolio, ING Franklin Income Portfolio, ING Franklin Mutual Shares Portfolio, ING Global Resources Portfolio, ING Goldman Sachs Commodity Strategy Portfolio, ING Invesco Van Kampen Growth and Income Portfolio (Formerly, ING Van Kampen Growth and Income Portfolio), ING Janus Contrarian Portfolio, ING JPMorgan Emerging Markets Equity Portfolio, ING JPMorgan Small Cap Core Equity Portfolio, ING Large Cap Growth Portfolio, ING Large Cap Value Portfolio, ING Limited Maturity Bond Portfolio, ING Liquid Assets Portfolio, ING Marsico Growth Portfolio, ING MFS Total Return Portfolio, ING MFS Utilities Portfolio, ING Morgan Stanley Global Franchise Portfolio, ING PIMCO High Yield Portfolio, ING PIMCO Total Return Bond Portfolio, ING Pioneer Fund Portfolio, ING Pioneer Mid Cap Value Portfolio, ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio, ING T. Rowe Price International Stock Portfolio, ING Templeton Global Growth Portfolio and ING U.S. Stock Index Portfolio, each a series of ING Investors Trust, and to the references to our firm under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ KPMG LLP

Boston, Massachusetts

April 27, 2011

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

ING Investors Trust

We consent to the use of our report dated February 18, 2011, incorporated herein by reference, to ING American Funds Asset Allocation Portfolio, ING American Funds Bond Portfolio, ING American Funds Global Growth and Income Portfolio, ING American Funds Growth Portfolio, ING American Funds International Portfolio, ING American Funds International Growth and Income Portfolio and ING American Funds World Allocation Portfolio, each a series of ING Investors Trust, and to the references to our firm under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ KPMG LLP

Boston, Massachusetts

April 27, 2011

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

ING Investors Trust

We consent to the use of our report dated February 24, 2011, incorporated herein by reference, to ING DFA Global Allocation Portfolio, a series of ING Investors Trust, and to the references to our firm under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ KPMG LLP

Boston, Massachusetts

April 27, 2011

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

ING Investors Trust

We consent to the use of our report dated February 24, 2011, incorporated herein by reference, to ING DFA World Equity Portfolio, a series of ING Investors Trust, and to the references to our firm under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ KPMG LLP

Boston, Massachusetts

April 27, 2011

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

ING Investors Trust

We consent to the use of our report dated February 24, 2011, incorporated herein by reference, to ING Franklin Templeton Founding Strategy Portfolio, a series of ING Investors Trust, and to the references to our firm under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ KPMG LLP

Boston, Massachusetts

April 27, 2011

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

ING Investors Trust

We consent to the use of our report dated February 24, 2011, incorporated herein by reference, to ING Oppenheimer Active Allocation Portfolio, a series of ING Investors Trust, and to the references to our firm under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ KPMG LLP

Boston, Massachusetts

April 27, 2011

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

ING Investors Trust

We consent to the use of our report dated February 24, 2011, incorporated herein by reference, to ING Retirement Conservative Portfolio, ING Retirement Growth Portfolio, ING Retirement Moderate Growth Portfolio and ING Retirement Moderate Portfolio, each a series of ING Investors Trust, and to the references to our firm under the headings “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ KPMG LLP

Boston, Massachusetts

April 26, 2011